                                                                    EXHIBIT 99.3

 NEITHER THIS STOCK OPTION AGREEMENT NOR ANY SHARES OF COMMON STOCK ISSUED UPON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND SUCH
   SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION
 MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO MICROCIDE PHARMACEUTICALS, INC.
    THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                             STOCK OPTION AGREEMENT

          THIS STOCK OPTION AGREEMENT (this "Agreement"), dated as of July 27,
                                             ---------
2001, is entered into by and between Microcide Pharmaceuticals, Inc., a Delaware corporation ("Issuer"), and The Althexis Company, Inc., a Delaware corporation
              ------
("Grantee").
  -------

          WHEREAS, simultaneously with the execution and delivery hereof, Issuer, Grantee and California MP Acquisition, Inc., a Delaware corporation (the "Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement"),
 ---                                                       ----------------
dated as of the date hereof, pursuant to which Merger Sub is to merge with and into Grantee, with Grantee continuing as the surviving corporation and a wholly owned subsidiary of Issuer (the "Merger"), which Merger Agreement has been
                                 ------
approved by the Board of Directors of the Issuer, Sub and Grantee;

          WHEREAS, as condition to entering into the Merger Agreement, Grantee has required that the Issuer agree to grant to Grantee an option to purchase 19.9% of the outstanding shares of common stock of the Issuer, par value $0.001 per share (the "Common Stock"), and in order to induce Grantee to enter into the
                ------------
Merger Agreement, the Issuer is willing to enter into this Agreement, and to agree to certain other matters, all upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Board of Directors of Issuer has approved the grant by Issuer to Grantee of the Option (defined below) pursuant to this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the parties hereby agree as follows:

          1. The Option. Issuer hereby grants to Grantee an unconditional,
             ----------
irrevocable option (the "Option") to purchase, pursuant to the terms and subject
                         ------
to the conditions hereof, up to 2,292,343 fully paid and nonassessable shares of Common Stock at a per share price equal to the lesser of (i) the Fair Market Value (as defined below) of the Common Stock on the date of the press release announcing the Merger Agreement or (ii) the Fair Market Value of the Common Stock on the date of Grantee's exercise of the Option (the "Option Price");
                                                            ------------
provided, however, that in no event shall the number of shares for which the Option is exercisable exceed 19.9 % of the shares of Common Stock issued and outstanding at the time of exercise (without giving effect to the shares of Common Stock issued or issuable under the Option). The number of shares of Common Stock purchasable upon exercise of the Option and the Option Price are subject to adjustment as set forth in this Agreement.

          As used in this Agreement, "Fair Market Value" shall be determined as
                                      -----------------
follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market
                                              ------
          Value of the Common Stock shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on such date, as reported in The Wall Street Journal or such other source as mutually agreed upon by the Issuer and the Grantee;

                (ii) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on such date, as reported in The Wall Street Journal or such other source as mutually agreed upon by the Issuer and the Grantee;

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Board of Directors of the Issuer.

          2. Exercise; Closing.
             -----------------

          (a) Conditions to Exercise; Termination. Grantee or any other person
              -----------------------------------
that shall become a holder of all or a part of the Option in accordance with the terms of this Agreement (each such person, including Grantee, being referred to as "Holder") may exercise the Option, in whole or in part, from time to time, if
    ------
but only if a Triggering Event has occurred, and prior to the occurrence of an Exercise Termination Event (as defined below). The right to exercise the Option shall terminate upon the earliest to occur of (i) the Effective Time (as defined in the Merger Agreement), (ii) if a Notice Date (as defined in Section 2(d)) has not previously occurred, the close of business on the one-year anniversary of a Triggering Event (the "Exercise Termination Event") or (iii) the termination of
                       --------------------------
the Merger Agreement other than pursuant to Section 9.1(g) thereof.

          (b) Triggering Event . A "Triggering Event" shall have occurred at
              ----------------      ----------------
such time at which Issuer terminates the Merger Agreement pursuant to Section 9.1(g) thereof.

          (c) Notice of Triggering Event by Issuer. Issuer shall notify Grantee
              ------------------------------------
promptly in writing of the occurrence of any Triggering Event (it being understood that the giving of the notice by Issuer shall not be a condition to the right of Holder to exercise the option).

          (d) Notice of Exercise. If Holder shall be entitled to and desires to
              ------------------
exercise the Option, in whole or in part, it shall send to Issuer a written notice (any date on which this notice is given, in accordance with Section 14, is referred to as a "Notice Date") specifying (i) the total number of shares
                     -----------
that Holder will purchase pursuant to the exercise and (ii) a place and date (a "Closing Date") not earlier than three business days nor later than 60 business
 ------------
days from the related Notice Date for the closing of the purchase (the "Closing"); provided, however, that if a filing or any approval is required
 -------
under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or prior notification to or prior approval from any regulatory
 -------
authority is required under any other law, statute, rule or regulation (including applicable rules and regulations of national securities exchanges) in connection with this purchase, Holder or Issuer, as required, promptly after the Notice Date, shall file all necessary notices and applications for approval and shall expeditiously process the same and the period of time referred to in clause (ii) shall commence on the date on which all required notification and waiting periods, if any, shall have expired or been terminated and all required approvals, if any, shall have been obtained. Any exercise of the Option shall be deemed to occur on the date of the Notice Date relating thereto. Each of Holder and Issuer agrees to use its reasonable best efforts to cooperate with and provide information to the other, for the purpose of any required notice or application for approval.

          (e) Payment of Purchase Price; Delivery of Common Stock.
              ---------------------------------------------------

                (i) At the Closing, Holder shall pay to Issuer the aggregate purchase price for the shares of Common Stock purchased pursuant to the exercise of the Option in immediately available funds by a wire transfer to a bank account designated by Issuer; provided, however, that failure or refusal of Issuer to designate a bank account shall not preclude Holder from exercising the Option, in whole or in part.


                (ii) At the Closing, simultaneously with the payment of the aggregate purchase price by Holder, Issuer shall deliver to Holder a certificate or certificates representing the number of shares of Common Stock purchased by Holder, and the Holder shall deliver this Agreement and a letter agreeing that the Holder will not offer to sell or otherwise dispose of such shares in violation of applicable laws or the provisions of this Agreement.

                (iii) Notwithstanding anything to the contrary contained in paragraphs (i) and (ii) of this Section 2(e), Holder shall have the right (a "Cashless Exercise Right") to direct the Issuer, in the
                    -----------------------
          written notice of exercise referred to in Section 2(d), to reduce the number of shares of Common Stock required to be delivered by Issuer to Holder at any Closing by such number of shares of Common Stock that have an aggregate Market/Offer Price (as defined in Section 8(a)) equal to the aggregate purchase price payable at the Closing (but for this paragraph (iii)), or any portion thereof, in lieu of Holder paying to the Issuer at such Closing such aggregate purchase price or portion thereof, as the case may be. Any exercise of the Option in which, and to the extent to which, Holder exercises its Cashless Exercise Right pursuant to this paragraph (iii) shall be referred to as a "Cashless Exercise."

          (f) Restrictive Legend. Certificates for Common Stock delivered at a
              ------------------
Closing may be endorsed at the option of Issuer with restrictive legends that shall read substantially as follows:

          "The transfer of the shares represented by this certificate is subject to certain provisions of an agreement between the registered holder hereof and Issuer, a copy of which agreement is on file at the principal office of Issuer. A copy of the aforementioned agreement will be mailed to the holder without charge promptly after receipt by Issuer of a written request therefor."

          "The shares of Common Stock issued upon exercise hereof has been registered under the Securities Act of 1933, and such securities have been acquired for investment and not with a view to, or in connection with, the sale or distribution thereof. No such sale or distribution may be effected without an effective registration statement related thereto or an opinion of counsel in a form satisfactory to Microcide Pharmaceuticals, Inc. that such registration is not required under the Securities Act of 1933."

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act of 1933, as amended (the "Securities Act"), in the above
                                                --------------
legend shall be removed by delivery of substitute certificate(s) without this reference if Holder shall have delivered to Issuer a copy of a letter from the staff of the Securities and Exchange Commission, or a written opinion of counsel, in form and substance reasonably satisfactory to Issuer, to the effect that this legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and under circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) both are satisfied. In addition, the certificates shall bear any other legend as may be required by applicable law.

          (g) Ownership of Record; Tender of Purchase Price; Expenses. Upon the
              -------------------------------------------------------
giving by Holder to Issuer of the written notice of exercise referred to in
Section 2(d) and, except to the extent this notice relates to a Cashless Exercise, the tender of the applicable purchase price in immediately available funds, Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon the exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing the shares of Common Stock shall not have been actually delivered to Holder. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 2 in the name of Holder or its assignee, transferee or designee.

          3. Covenants of Issuer. In addition to its other agreements and
             -------------------
covenants, Issuer agrees:

          (a) Shares Reserved for Issuance. To maintain, free from preemptive
              ----------------------------
rights, sufficient authorized but unissued or treasury shares of Common Stock so that the Option may be fully exercised without additional authorization of Common Stock after giving effect to all other options, warrants, convertible securities and other rights of third parties to purchase shares of Common Stock;

          (b) No Avoidance. Not to avoid or seek to avoid (whether by charter
              ------------
amendment or through reorganization, consolidation, merger, issuance of rights, dissolution or sale of assets, or by any other voluntary act) the observance or performance of any of the covenants, agreements or conditions to be observed or performed hereunder by Issuer and not to take any action which would cause any of its representations or warranties not to be true in any material respect; and

          (c) Further Assurances. Promptly after the date hereof to take all
              ------------------
actions as may from time to time be required (including (i) complying with all applicable premerger notification, reporting and waiting period requirements under the HSR Act and (ii) in the event that any other prior approval of or notice to any regulatory authority is necessary under any applicable federal, state or local law before the Option may be exercised, cooperating fully with Holder in preparing and processing the required applications or notices) in order to permit Holder to exercise the Option and purchase shares of Common Stock pursuant to such exercise.

          4. Representations and Warranties of Issuer. Issuer hereby represents
             ----------------------------------------
and warrants to Holder that Issuer has all requisite corporate power and authority and has taken all corporate action necessary to authorize, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and that this Agreement has been duly and validly authorized, executed and delivered by Issuer. Issuer hereby further represents and warrants to Holder that it has taken all necessary corporate action to authorize and reserve for issuance upon exercise of the Option the number of shares of Common Stock equal to the maximum number of shares of Common Stock at any time or from time to time issuable upon exercise of the Option and that all shares of Common Stock, upon issuance pursuant to the Option, will be delivered free and clear of all claims, liens, encumbrances, and security interests (other than those created by this Agreement and the Securities Act) and not subject to any preemptive rights. The execution and delivery of this Agreement, the grant of the Option hereunder and the exercise in whole or in part of the Option in accordance with this Agreement, will not (i) result in the occurrence of any "Distribution Date" or "Shares Acquisition Date" under the Preferred Shares Rights Agreement between Microcide Pharmaceuticals, Inc. and Chasemellon Shareholder Services, L.L.C. Rights Agent, dated as of February 2, 1999, (ii) permit any Person to exercise any rights issued under any rights agreements of Issuer, or (iii) cause the separation of any such rights from the shares of Common Stock to which they are attached or such rights becoming exercisable. Issuer has taken all action necessary to make inapplicable to Grantee any state takeover, business combination, control share or other similar statute and any charter provisions which would otherwise be applicable to Grantee or any transaction involving Issuer and Grantee by reason of the grant of the Option, the acquisition of beneficial ownership of shares of Common Stock as a result of the grant of the Option, or the acquisition of shares of Common Stock upon exercise of the Option.

          5. Representations and Warranties of Grantee. Grantee hereby
             -----------------------------------------
represents and warrants to Issuer that Grantee has all requisite corporate power and authority and has taken all corporate action necessary in order to authorize, execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly authorized, executed and delivered by Grantee. Grantee represents and warrants to Issuer that any shares of Common Stock acquired upon exercise of the Option will be acquired for Grantee's own account, and will not be, and the Option is not being, acquired by Grantee with a view to the distribution thereof in violation of any applicable provision of the Securities Act. Grantee has such knowledge and experience in business and financial matters as to be capable of utilizing the information which is available to Grantee to evaluate the merits and risks of an investment by Grantee in the Common Stock and Grantee is able to bear the economic risks of any investment in the shares of Common Stock which Grantee may acquire upon exercise of the Option.

          6. Exchange; Replacement.  Upon (i) receipt by Issuer of reasonably
             ---------------------
satisfactory evidence of the loss, theft, destruction, or mutilation of this Agreement, (ii) receipt by Issuer of reasonably satisfactory indemnification in the case of loss, theft or destruction and (iii) surrender and cancellation of this Agreement in the case of mutilation, Issuer will execute and deliver a new Agreement of like tenor and date. Any new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by any Person other than the holder of the new Agreement.

          7. Adjustments. The total number of shares of Common Stock purchasable
             -----------
upon the exercise of the Option and the Option Price shall be subject to adjustment from time to time as follows:

          In the event of any change in, or distribution in respect of, the outstanding shares of Common Stock by reason of stock dividends, split-ups, mergers, recapitalizations, combinations, subdivisions, conversions, exchanges of shares or the like, the type (including, in the event of any Major Transaction described in Section 8(d) hereof in which Issuer is not the surviving or continuing corporation, to provide that the Option shall be exercisable for shares of common stock of the surviving or continuing corporation in such Major Transaction) and number of shares of Common Stock purchasable upon exercise of the Option and the Option Price shall be appropriately adjusted in such manner as shall fully preserve the economic benefits contemplated hereby, and proper provision shall be made in the agreements governing any such transactions to provide for the proper adjustment and the full satisfaction of Issuer's obligation hereunder.

          8. Repurchase of Option and/or Shares.
             ----------------------------------

          (a) Repurchase; Repurchase Price. Upon the occurrence of a Triggering
              ----------------------------
Event and prior to an Exercise Termination Event, (i) at the request of Holder, Issuer shall repurchase the Option from Holder, in whole or in part, at a price (the "Option Repurchase
                                                              -----------------
Price") equal to the number of shares of Common Stock then purchasable upon
-----
exercise of the Option (or such lesser number of shares as may be designated in the Repurchase Notice (as defined in Section 8(b)) multiplied by the amount by which the Market/Offer Price (as defined below) exceeds the Option Price or (ii) at the request of any owner of Option Shares (an "Owner") Issuer shall
                                                  -----
repurchase such number of Option Shares from the Owner as the Owner shall designate in the Repurchase Notice at a price (the "Option Share Repurchase
                                                    -----------------------
Price") equal to the number of shares designated multiplied by the Market/Offer
-----
Price. The term "Market/Offer Price" shall mean the highest of (x) the price per
                 ------------------
share of Common Stock at which a tender or exchange offer for Common Stock either has been consummated, or at which a Person has publicly announced its intention to commence a tender or exchange offer, after the date of this Agreement and prior to the delivery of the Repurchase Notice (as defined below), and which offer either has been consummated and not withdrawn or terminated as of the date payment of the Repurchase Price is made, or has been publicly announced and the intention to make a tender or exchange offer has not been withdrawn as of the date payment of the Repurchase Price is made, (y) the price per share of Common Stock to be paid by any third party pursuant to a valid agreement with Issuer for a merger, share exchange, consolidation or reorganization entered into after the date hereof and on or prior to the delivery of the Repurchase Notice or (z) the average closing price for shares of Common Stock on the Nasdaq National Market (the "Nasdaq") (or, if the Common
                                                 ------
Stock is not then listed on the Nasdaq, any other national securities exchange or automated quotation system on which the Common Stock is then listed or quoted) for the twenty consecutive trading days immediately preceding the delivery of the Repurchase Notice. In the event that a tender or exchange offer is made for the Common Stock or an agreement is entered into for a merger, share exchange, consolidation or reorganization involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for the Common Stock shall be determined in good faith by a nationally recognized investment banking firm mutually selected by Issuer and Holder or Owner, as the case may be.

          (b) Method of Repurchase. Subject to the terms of Section 8(a), Holder
              --------------------
or Owner, as the case may be, may exercise its right to require Issuer to repurchase the Option, in whole or in part, and/or any Option Shares then owned by Holder or Owner pursuant to this Section 8 by surrendering for this purpose to Issuer, at its principal office, this Agreement or certificates for Option Shares, as applicable, accompanied by a written notice or notices stating that Holder or Owner elects to require Issuer to repurchase the Option and/or such Option Shares in accordance with the provisions of this Section 8 (each such notice, a "Repurchase Notice"). Within four business days after the surrender of
           -----------------
the Agreement for the Option and/or certificates representing Option Shares and the receipt of the Repurchase Notice, Issuer shall deliver or cause to be delivered to Holder or Owner of Option Shares, as the case may be, the applicable Option Repurchase Price and/or the Option Share Repurchase Price or, in either case, the portion that Issuer is not then prohibited under applicable law and regulation from so delivering, in immediately available funds by a wire transfer to a bank account designated by Grantee.

          (c) Effect of Statutory or Regulatory Restraints on Repurchase. To the
              ----------------------------------------------------------
extent that, upon or following the delivery of a Repurchase Notice, Issuer is prohibited under applicable law or regulation from repurchasing the Option (or a portion thereof) and/or any Option Shares subject to this Repurchase Notice (and Issuer hereby undertakes to use its reasonable best efforts to obtain all required regulatory and legal approvals and to file any required notices as promptly as practicable in order to accomplish this repurchase), Issuer shall promptly so notify Holder or Owner, as the case may be, in writing and thereafter deliver or cause to be delivered, from time to time, to Holder or Owner, as the case may be, the portion of the Option Repurchase Price and the Option Share Repurchase Price that Issuer is no longer prohibited from delivering, within four business days after the date on which it is no longer so prohibited; provided, however, that upon notification by Issuer in writing of this prohibition, Holder or Owner, as the case may be, may, within 5 days of receipt of this notification from Issuer, revoke in writing its Repurchase Notice, whether in whole or to the extent of the prohibition, whereupon, in the latter case, Issuer shall promptly (i) deliver to Holder or Owner, as the case may be, that portion of the Option Repurchase Price and/or the Option Share Repurchase Price that Issuer is not prohibited from delivering; and (ii) (a) deliver to Holder with respect to the Option, a new Agreement evidencing the right of Holder to purchase that number of shares of Common Stock for which the surrendered Agreement was exercisable at the time of delivery of the Repurchase Notice less the number of shares as to which the Option Repurchase Price has theretofore been delivered to Holder, and/or (b) deliver to the owner of Option Shares, with respect to its Option Shares, a certificate for the Option Shares as to which the Option Share Repurchase Price has not theretofore been delivered to such owner. Notwithstanding anything to the contrary in this Agreement, including, without limitation, the time limitations on the exercise of the Option, Holder may exercise the Option at least until 180 days after the date upon which Issuer is no longer prohibited from delivering all of the Option Repurchase Price.

          (d) Major Transactions. Issuer hereby agrees that, prior to the
              ------------------
occurrence of an Exercise Termination Event, Issuer shall not enter into or agree to enter into any agreement for a Major Transaction unless the other party or parties thereto agree to assume in writing Issuer's obligations under this Agreement. "Major Transaction" shall mean any merger or consolidation
            -----------------
involving the Issuer and any transaction involving a sale, transfer or other disposition of a majority of the assets or shares of capital stock of the Issuer.

          9. Extension of Exercise Periods. The periods for exercise of certain
             -----------------------------
rights under Sections 2 and 8 shall be extended in each such case at the request of Holder or Owner to the extent necessary to avoid liability by a Holder or Owner under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by reason of this exercise.
      ------------

          10. Assignment. Neither party may assign any of its rights or
              ----------
obligations under this Agreement or the Option to any other person without the express written consent of the other party except that Holder or Owner may assign its rights in whole or in part to any of its affiliates and, in the event that a Triggering Event shall have occurred prior to the occurrence of an Exercise Termination Event, Holder or Owner may within 90 days following this Triggering Event assign the Option or any of its other rights hereunder, in whole or in part, to one or more third parties, provided that the affiliate and any such third party shall execute this Agreement and agree to become subject to its terms. Any attempted assignment in contravention of the preceding sentence shall be null and void.

          11. Filings; Other Actions. Each party will use its reasonable best
              ----------------------
efforts to make all filings with, and to obtain consents of, all third parties and governmental authorities necessary for the consummation of the transactions contemplated by this Agreement.

          12. Specific Performance. The parties acknowledge that damages would
              --------------------
be an inadequate remedy for a breach of this Agreement by either party and that the obligations of the parties shall be specifically enforceable through injunctive or other equitable relief.

          13. Severability; Etc. If any term, provision, covenant, or
              -----------------
restriction contained in this Agreement is held by a court or a federal or state regulatory agency of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions contained in this Agreement shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated. If for any reason a court or regulatory agency determines that Holder is not permitted to acquire, or Issuer is not permitted to repurchase pursuant to Section 8, any portion of the Option or the full number of shares of Common Stock provided in Section l (as adjusted pursuant Section 7), it is the express intention of the parties to allow Holder to acquire or to require Issuer to repurchase such lesser portion of the Option or number of shares as may be permissible, without any amendment or modification of this Agreement.

          14. Notices. All notices, requests, instructions, or other documents
              -------
to be given hereunder shall be furnished in accordance with Section 9.6 of the Merger Agreement.

          15. Expenses. Except as otherwise expressly provided in this Agreement
              --------
or in the Merger Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring the expense, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          16. Entire Agreement, Etc. This Agreement and Merger Agreement
              ---------------------
constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter of this Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          17. Limitation on Profit. (a) Notwithstanding any other provision of
              --------------------
this Agreement, in no event shall the Total Profit (as defined) plus any Liquidation Amounts (as defined) exceed in the aggregate $2,500,000 and, if it otherwise would exceed this amount, the Grantee, at its sole election, shall either (i) reduce the number of shares of Common Stock subject to this Option,
(ii) deliver to the Issuer for cancellation Option Shares previously purchased by Grantee or any other Holder or Owner, (iii) pay to the Issuer cash or refund in cash Liquidation Amounts previously paid or reduce or waive the amount of any Liquidation Amount payable pursuant to Section 9.3 of the Merger Agreement, or
(iv) any combination thereof, so
that Grantee's realized Total Profit, when aggregated with any Liquidation Amounts so paid or payable to Grantee, shall not exceed $2,500,000 after taking into account the foregoing actions.

          The term "Liquidation Amounts" means the aggregate amount of any
                    -------------------
termination fee payable or paid to Grantee and its assigns pursuant to Section
9.3 of the Merger Agreement (and not repaid or refunded to the Issuer pursuant to this Section 17 or otherwise).


          (b) Notwithstanding any other provision of this Agreement, the Option may not be exercised for a number of shares as would, as of the date of exercise, result in a Notional Total Profit (as defined) which, together with any Liquidation Amount theretofore paid or then payable to Grantee (and not repaid or refunded to the Issuer pursuant to Section 17 or otherwise), would exceed $2,500,000 provided, that nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date.

          (c) As used in this Agreement, the term "Total Profit" shall mean the
                                                   ------------
aggregate amount (before taxes) of the following: (i) (x) the amount received by Grantee, any other Holder and any Owner pursuant to Issuer's repurchase of the Option (or any portion) or any Option Shares pursuant to Section 8, less, in the case of any repurchase of Option Shares, (y) the Grantee's, any other Holder's and any Owner's purchase price for such Option Shares, as the case may be, (ii)
(x) the net cash amounts (and the fair market value of any other consideration) received by Grantee, any other Holder and any Owner pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, less (y) the Grantee's (or any other Holder's or Owner's) purchase price of such Option Shares, and (iii) the net cash amounts (and the fair market value of any other consideration) received by Grantee (or any other Holder) on the transfer of the Option (or any portion thereof) to any unaffiliated party. In the case of clauses (ii)(x) and
(iii) above, the Grantee and each Holder and Owner agrees to furnish as promptly as reasonably practicable after any disposition of all or a portion of the Option or Option Shares a complete and correct statement, certified by a responsible executive officer or partner of Grantee, Holder or Owner, as applicable, of the net cash amounts (and the fair market value of any other consideration) received in connection with any sale or transfer of the Option or Option Shares.

          (d) As used in this Agreement, the term "Notional Total Profit" with
                                                   ---------------------
respect to any number of shares as to which Grantee and any other Holder may propose to exercise the Option shall be the Total Profit determined as of the date of such proposal (taking into account the provision of Section 17(a)) assuming that the Option were exercised on such date for such number of shares and assuming that such shares, together with all other Option Shares held by Grantee and any other Holders and Owners and their respective affiliates as of such date were sold for cash at the closing market price for the Common Stock on the Nasdaq National Market as of the close of business on the preceding trading day (less customary brokerage commissions).

          18. Captions. The section, paragraph and other captions in this
              --------
Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

          19. Counterparts. This Agreement may be executed in one or more
              ------------
counterparts, and by both parties in separate counterparts, each of which when exercised shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          20. Governing Law. This Agreement shall be governed by the internal
              -------------
laws of the State of Delaware without regard to the principles of conflicts of law.

          21. Definitions. For the purposes of this Agreement the following
              -----------
terms shall have the meanings specified below:

          "Affiliate" shall mean, as to any Person, any other Person which
           ---------
directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including,
                                                          -------
with its correlative meanings, "controlled by" and "under common control with")
                                -------------       -------------------------
shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies, whether through ownership or securities or partnership or other ownership interest, by contract or otherwise).

          "Person" means an individual, corporation, partnership, limited
           ------
liability company, association, trust, unincorporated organization, entity or group (as defined in the Exchange Act).

          IN WITNESS WHEREOF, this Stock Option Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

                                 MICROCIDE PHARMACEUTICALS, INC.



                                 By: /s/ James E. Rurka
                                    -------------------------------------------
                                    Name: James E. Rurka
                                    Title: President and Chief Executive Officer


                                 THE ALTHEXIS COMPANY, INC.



                                 By: /s/ Mark Skaletsky
                                    -------------------------------------------
                                    Name:  Mark Skaletsky
                                    Title: Chief Executive Officer